Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets [Abstract]
GOODWILL

18. GOODWILL

The goodwill balances are summarized below:

	GEO	LEO	Total
Allocated on January 1, 2025	$516,806	$2,096,166	$2,612,972
Impact of foreign exchange	—	(96,177)	(96,177)
Impairment	(302,220)	—	(302,220)
Balance on December 31, 2025	$214,586	$1,999,989	$2,214,575

Impairment

With the reallocation of goodwill as of January 1, 2024, GEO and LEO segments are now considered to be the lowest level at which the associated goodwill is monitored for the purpose of impairment.

Following the goodwill reallocation, goodwill balance as at January 1, 2024 was as follows:

•        GEO segment: $516.9 million

•        LEO segment: $2,096.1 million

These amounts represent the lowest level within the Company at which goodwill is monitored.

The annual impairment test on goodwill was performed in the fourth quarters of 2025 and 2024 in accordance with the policy described in Note 3. Subsequent to the annual impairment test, the Company identified indicators of impairment resulting from customer contract negotiations, requiring additional impairment test of the GEO segment. As a result of the impairment tests, the Company recognized $302.2 million impairment. The goodwill impairment was driven by a reduced number of GEO contract renewals arising from increased competition from newer LEO technology, coupled with sustained pricing pressure in services.

For the year ended December 31, 2025, the recoverable amount determined for the GEO CGU was $610.8 million, based on fair value less cost of disposal calculations.

The recoverable amount for the LEO segment exceeded its carrying amount ; therefore, no impairment was recognized. Following the goodwill impairment, the recoverable amount of the GEO CGU now approximates its carrying amount. Accordingly, any reasonably possible adverse changes in key assumptions would result in further impairment. The recoverable amount was determined based on fair value less cost of disposal.

In 2024, the Company’s recoverable amount exceeded the carrying value for both the GEO and LEO segments therefore, no impairment was recognized. The calculation of the recoverable amount is most sensitive to the following assumptions:

•        Movements in the underlying business plan;

•        Discount rate; and

•        Growth rate assumptions.

Movements in the underlying business plan

The business plans reflect the most up-to-date assumptions concerning the markets and development and trends in the business. For the provision of satellite capacity, the business plan takes into account the following factors:

•        The expected developments in sale of satellite capacity and the development of the Telesat Lightspeed market;

•        Any changes in the expected capital expenditure cycle, including estimated costs on the development of the Telesat Lightspeed constellation; and

•        Any changes in satellite procurement, launch or cost assumptions.

Discount rates

Discount rates reflect management’s estimates of the specific risks. Management uses a weighted average cost of capital as a discount rate. The discount rates used in the calculation are presented below:

	2025	2024
GEO – Segment	9.7%	10.0%
GEO – CGUs	9.5%	10.0%
LEO	Midpoint between 15% and 19%	Midpoint between 15% and 20%

The calculation of the recoverable amount is most sensitive to the following assumptions:

•        Movements in the underlying business plan;

•        Discount rate; and

•        Growth rate assumptions.

Movements in the underlying business plan

The business plans reflect the most up-to-date assumptions concerning the markets and development and trends in the business. For the provision of satellite capacity, the business plan will take into account the following factors:

•        The expected developments in sale of satellite capacity and the development of the Telesat Lightspeed market;

•        Any changes in the expected capital expenditure cycle, including estimated costs on the development of the Telesat Lightspeed constellation; and

•        Any changes in satellite procurement, launch or cost assumptions.

Growth rate assumptions

Growth rate assumptions used to extrapolate the cash flows beyond the business planning period are based on commercial experience and the expectations for the development of the markets which they serve. Growth rate assumptions were built into the GEO and LEO calculations.

Some of the more sensitive assumptions used in the quantitative analysis, including the underlying business plans, discount rates, and the growth rate assumptions, could have yielded different estimates of the recoverable amount.

Sensitivities

As a part of goodwill impairment analysis, the Company assesses the impact of the changes in discount rates and revenue assumptions.

The most recent analysis showed that an increase of 1% in the discount rate associated with the GEO segment and Data Connectivity Satellite Services CGU would have resulted in an increase to corresponding impairment of $50.3 million and $6.7 million, respectively.

Similarly, if the unsecured revenue relating to the GEO segment and the Data Connectivity Satellite Services CGU were to decrease by 5%, this would have resulted in an increase to corresponding impairment of $57.3 million and $14.5 million, respectively.

With respect to the LEO segment, the most recent analysis showed that there would be no impairment even in applying an increase to the discount rate by 1% or a decrease to the projected revenue of 5%.

Changes in amounts in the assumptions generally cannot be extrapolated because the relationship of the change in assumption to the change in amounts may not be linear. The sensitivities have been calculated independently of changes in other key variables and the impact of the sensitivity analyses associated with the orbital slot impairment analysis. Changes in one factor may result in changes in another, which could amplify or reduce certain sensitivities.

Actual operating results and the related cash flows of the Company could differ from the estimated operating results and related cash flows used in the impairment analysis, and had different estimates been used, it could have resulted in a different fair value.